united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 3/31

Date of reporting period: 3/31/2017

Item 1. Reports to Stockholders.

TEBRX

Annual Report

March 31, 2017

1-866-209-1964

www.tebergfund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

Dear fellow shareholder,

It’s very satisfying to start this message with good news. The Teberg Fund gained 10.39% from April 1, 2016 to March 31, 2017, the 12-month period covered in this report. Our share price rose almost a dollar, from $9.26 to $10.20 from the first to the last day of the period.

A milestone anniversary . . .

The other good news is that The Teberg Fund marks its 15th anniversary on April 1, 2017. It’s gratifying that many of you have been shareholders since our first year of operation in 2002. Although 15 years seems like a blip in time to those of us who’ve been around for a while, a mutual fund this age is considered a senior in some circles. This seems especially true in a 15-year period that included some major setbacks like the financial crisis of 2008, which led to multiple fund closures and consolidations.

The Dow sets records . . .

Those grim days seem far removed as we recap 12 months of record market growth and are in the position of explaining why our double-digit return for the period lagged the indexes. During these 12 months, the Dow Jones Industrial Average (Dow) rose a whopping 19.91% followed closely by the S&P 500® Index (S&P), which gained 17.17%.

The Dow shattered records during the period by hitting a new high not once or twice, but three times. It smashed through the 19,000 ceiling for the first time ever on November 22, 2016. Remarkably, that record held for just over two months. On January 25, 2017, the Dow hit another first and traded above 20,000. Less than 30 trading days later, on March 1, that record fell when the Dow soared 303 points and broke the 21,000 ceiling. This was the fastest 1,000-point increase in history.

To put this record-breaking period in perspective, consider that it took the Dow nearly two years to move from the 18,000 record set on December 23, 2014 to the 19,000 mark reached in November 2016. Looking even further back, think about the six years it took the Dow to climb from 14,000 in July 2007 to 15,000 in May 2013, a period which included the Great Recession and the worst stock market decline since the Great Depression.

I think about younger folks who may have started investing back in 2009 at the start of this historic bull market and may believe this kind of growth is the norm. When I was a young investor at the start of my ever-so-humble career in November 1972, the Dow edged just above 1,000 for the first time. I didn’t take note of that day but remember clearly when my colleagues and I stood in front of our bulky old data terminal 27 years later and celebrated the Dow breaking 10,000. That was in March 1999, and none of us would have predicted a period like the current one when the Dow would rise by 1,000-point increments three times in less than four months.

What drove the market . . .

You’ll note that all the historic records during this reporting period happened in the last six months. The first six months were definitely more challenging for the market and for The Teberg Fund. Our share price rose only $0.26 from April 1 through September 30, 2016, and our six-month return was 3.03%. During the same six months, the Dow and S&P rose 4.90% and 6.40% respectively.

A major upset during these six months took place on June 24, 2016 when news broke that British voters had chosen to leave the European Union (EU), an event quickly named “Brexit.” The Dow dropped 611 points by the day’s close, representing a loss of more than 3.4%. The S&P lost 3.6%, and the NASDAQ Composite Index fell into correction mode with a loss of 4.12%, down 10% from its recent high. This dramatic drop was fueled by speculation about a possible ripple effect that would erode world currencies, challenge EU institutions and even be the equivalent of the Lehman Brothers collapse during the 2008 U.S. financial crisis.

Brexit didn’t cast a shadow over the market for long. Investors regained confidence quickly, and the market continued on an upward trend for much of the summer, only to hit another wall on September 9, 2016 when the Dow dropped 400 points, oil prices plunged and gold lost value. Once again, worries that the Federal Reserve (Fed) might raise interest rates seemed to alarm investors. Those fears proved unfounded when the Fed voted to hold rates steady on September 21, 2016.

Another notable cause of the volatility during these latter six months centered on the most unconventional U.S. presidential election in our lifetimes. Debate about how the outcome would affect the economy, the market and the overall status quo in America made headlines for months.

The country remains divided about the election of Donald J. Trump, but there are theories he was behind all three of the ceiling-shattering days in the last six months of the period. He hadn’t yet taken the oath of office when his potentially more investor/ business-friendly policies were credited by some with the November 2016 break in the 19,000-mark ceiling. His signing of numerous executive orders shortly after his inauguration is believed to have ignited the January 20,000-mark record with some headlines going as far as labeling this the “Trump rally.” His first State of the Union speech to Congress on February 28 seemed to put Wall Street in high spirits, and the Dow closed above 21,000 the next day.

On the reverse side, the Trump presidency was also blamed for two of the more notable down days in the last six months of the period, which interrupted the new administration’s honeymoon with Wall Street. The Dow dipped below the 20,000 level on January 30 and fell nearly 240 points on March 21, about three weeks after breaking the 21,000 ceiling. Some believed this was due to the reality that the changes Trump had promised wouldn’t be as easy to accomplish as he predicted.

What helped and hurt The Teberg Fund’s performance . . .

To be honest, this period was so strong that nearly any investment choice would have been a good one. This would have been especially true for those with blind confidence that the volatility and challenges in the first part of the period would evaporate in the second half.

We started the period with a substantial cash position and gradually added exchange-traded funds (ETFs) to the portfolio as our technical indicators for the indexes, technology and healthcare in particular pointed to buys. By mid June, we owned nine ETF positions with a mix of gains and losses. We set stops on these positions and adjusted the limit prices as often as necessary as a defensive tactic. The stops started to trigger on June 21, three days before the Brexit crash, with the sale of one ETF. The next day, seven more ETFs were sold on stops, and the ninth ETF sold soon after the market opened on June 24, when the domestic market fully reacted to the Brexit vote. We were happy to be holding cash that day as the market plummeted, but the sell stops locked in some losses as well as profits, which put us behind.

In hindsight, it would have paid off to stay fully invested throughout the Brexit upset or to have reentered the market soon after its climax. Instead, we looked ahead to the looming presidential election and chose to stay in a relatively conservative position until it was over. This looked like a great move near the end of Election Day when it appeared Trump might win and Dow futures plunged more than 900 points overnight. This could have meant a blood bath the next day (November 9), but instead the market gained steam, rose 257 points and got closer to the 19,000 high it broke less than two weeks later.

When we finally had the confidence to reenter the ETF market on November 10, we had missed the rally following Brexit. The Dow closed at 17,400 on June 24 when we were stopped out of our last ETF holding and had risen to 18,590 on November 9, the day before we added 10 ETF positions to the portfolio. The good news is that we were close to fully invested for the three record-breaking days from November 22 to March 1. We rebalanced our ETF holdings in late February and by the close of the period on March 31, we had significant gains in seven of the ten positions with relatively smaller losses in the other three.

Once again, our high-yield bond holdings were the mainstay of the portfolio and contributed steady growth throughout the 12-month period.

Even though we didn’t fully participate in the rally that characterized this period, we’re well satisfied with a return of more than 10%, especially when there appeared to be so many uncertainties that could have derailed the market.

We’re grateful to those of you who contacted us when our quarterly returns fell short of the market’s strong performance during the period. You’re always welcome to share complaints as well as positive comments, and we value being able to pick up the phone whenever you call rather than having our messages routed through voice mail.

Sincerely,

Curtis A. Teberg

Portfolio Manager

The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

The indices shown are for informational purposes only and are not reflective of any investment.   As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

A Stop Order is an order to buy or sell a security when its price surpasses a particular point, thus ensuring a greater probability of achieving a predetermined entry or exit price and potentially limiting the investor’s loss or locking in profits.

This report must be preceded or accompanied by a prospectus.

The Teberg Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

3378-NLD-5/16/17

The Teberg Fund
Portfolio Review
March 31, 2017 (Unaudited)

Comparison of the change in value of a hypothetical $10,000 investment in The Teberg Fund versus the S&P 500® Index and the Dow Jones Industrial Average.

$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
3/31/2007
3/31/2008
3/31/2009
3/31/2010
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
$ 21,783
$ 20,627
$ 13,749
The Teberg Fund
S&P 500® Index
Dow Jones Industrial Average

The Fund’s performance figures for the periods ended March 31, 2017, compared to its benchmarks:

				Since April 1,
		Five Year	Ten Year	2002
	One Year	(Annualized)	(Annualized)	(Annualized)*
The Teberg Fund	10.39%	2.95%	3.23%	4.38%
S&P 500® Index	17.17%	13.30%	7.51%	7.10%
Dow Jones Industrial Average	19.91%	12.15%	8.10%	7.37%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s total annual operating expenses are 2.66%, before any fee waivers, per the August 1, 2016 Prospectus. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Investors may not invest in the index directly.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. Investors may not invest in the index directly.

*	The Teberg Fund commenced operations on April 1, 2002.

The Teberg Fund
EXPENSE EXAMPLES
at March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 through March 31, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio During
	Account Value	Account Value	During Period	the Period
	10/1/16	3/31/17	10/1/16 – 3/31/17*	10/1/16 – 3/31/17
Actual	$1,000.00	$1,071.40	$9.04	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80	1.75%

* Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

The Teberg Fund
Allocation of Portfolio Assets
March 31, 2017 (Unaudited)

Money Market Funds - 0.9%
Common Stock - 5.1%
Fixed Income Funds - 33.1%
Equity Funds - 3.8%
Exchange Traded Funds - 57.1%

Percentages represent market value as a percentage of total investments as of March 31, 2017.

Please refer to the Schedule of Investments for a detailed analysis of the Fund’s holdings.

The Teberg Fund
Schedule of Investments
at March 31, 2017

Shares		Fair Value
	COMMON STOCK - 5.1%
6	Berkshire Hathaway, Inc. - Class A *	$1,499,100
	TOTAL COMMON STOCK (Cost - $714,296)	1,499,100

	EQUITY FUNDS - 3.8%
15,806	Fidelity Low-Priced Stock Fund	815,745
6,561	The Parnassus Fund	310,028
	TOTAL EQUITY FUNDS (Cost - $892,983)	1,125,773

	EXCHANGE TRADED FUNDS - 57.1%
87,920	Financial Select Sector SPDR Fund	2,086,342
23,125	iShares Core S&P Small-Cap ETF	1,599,325
15,900	iShares Russell 2000 ETF	2,185,932
17,400	PowerShares QQQ Trust Series 1	2,303,412
10,700	SPDR Dow Jones Industrial Average ETF Trust	2,207,838
10,430	SPDR Dow Jones REIT ETF	962,480
3,160	SPDR S&P MidCap 400 ETF Trust	987,247
9,300	SPDR S&P500 ETF Trust	2,192,382
9,690	Utilities Select Sector SPDR Fund	497,194
22,500	VanEck Vectors Semiconductor ETF	1,793,475
	TOTAL FIXED INCOME FUNDS (Cost - $15,612,122)	16,815,627

	FIXED INCOME FUNDS - 33.1%
2,216,054	Franklin High Income Fund	4,210,502
979,489	John Hancock Focused High Yield Fund	3,438,007
237,305	PIMCO High Yield Fund	2,112,010
	TOTAL FIXED INCOME FUNDS (Cost - $8,706,201)	9,760,519

	MONEY MARKET FUNDS - 0.9%
273,398	Invesco STIT Government Agency Portfolio - Institutional, 0.61% +	273,398
	TOTAL MONEY MARKET FUNDS (Cost - $273,398)	273,398

	TOTAL INVESTMENTS (Cost - $26,199,000) - 100.0% (a)	$29,474,417
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%	(10,731)
	NET ASSETS - 100.0%	$29,463,686

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depositary Receipt

*	Non-income producing security.

+	Money market fund; interest rate reflects 7-day annualized yield as of March 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $26,199,000 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,329,174
Unrealized depreciation	(53,757)
Net unrealized appreciation	$3,275,417

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Assets and Liabilities
at March 31, 2017

ASSETS
Investments in securities, at value (identified cost $26,199,000)	$29,474,417
Receivables Dividends and interest	47,858
Prepaid expenses	8,401
Total assets	29,530,676

LIABILITIES
Payables
Due to Advisor	20,710
Audit fees	14,997
Fund shares redeemed	7,532
Distribution (12b-1) fees payable	6,319
Payable to related parties	6,214
Chief Compliance Officer fee	4,610
Accrued other expenses	6,608
Total liabilities	66,990
NET ASSETS	$29,463,686

Net asset value, offering and redemption price per share ($29,463,686 / 2,888,895 shares outstanding; unlimited number of shares (par value $0.01) authorized)	$10.20

COMPONENT OF NET ASSETS
Paid-in capital	$29,781,333
Accumulated net investment income	275,698
Accumulated net realized loss on investments	(3,868,762)
Net unrealized appreciation on investments	3,275,417
NET ASSETS	$29,463,686

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Operations
For the Year Ended March 31, 2017

INVESTMENT INCOME
Dividends	$815,946
Interest	28,378
Total Income	844,324

Expenses
Advisory fees	371,079
Distribution fees	74,216
Administration fees	37,000
Transfer agent fees	28,451
Fund accounting fees	27,468
Legal fees	20,036
Printing fees	18,001
Audit fees	15,002
Chief Compliance Officer fee	14,002
Trustee fees	11,001
Registration fees	10,001
Custody fees	7,398
Insurance	1,400
Non 12b-1 shareholder servicing fees	100
Miscellaneous fees	500
Total expenses	635,655
Less: Fees waived by the advisor	(116,517)
Net expenses	519,138
Net Investment Income	325,186

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on security transactions	967,026
Capital gain distributions from regulated investment companies	39,449
Net change in unrealized appreciation on investments	1,624,287
Net realized and unrealized gain on investments	2,630,762
Net Increase in Net Assets Resulting from Operations	$2,955,948

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$325,186	$(181,356)
Net realized gain/(loss) on security transactions	967,026	(4,920,184)
Capital gain distributions from regulated investment companies	39,449	57,096
Net change in unrealized appreciation on investments	1,624,287	990,719
Net increase/(decrease) in net assets resulting from operations	2,955,948	(4,053,725)

DISTRIBUTIONS TO SHAREHOLDERS
From realized gains	—	(3,137,539)
Net decrease in net assets resulting from distributions to shareholders	—	(3,137,539)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	677,301	1,207,821
Net asset value of shares reinvested	—	3,134,687
Payments for shares redeemed	(5,085,681)	(1,988,149)
Net increase/(decrease) in net assets derived from change in outstanding shares	(4,408,380)	2,354,359

Total decrease in net assets	(1,452,432)	(4,836,905)

NET ASSETS
Beginning of year	30,916,118	35,753,023
End of year *	$29,463,686	$30,916,118

* Includes undistributed net investment income (loss) of:	$275,698	$(49,488)

SHARE ACTIVITY
Shares sold	70,501	125,637
Shares reinvested	—	312,531
Shares redeemed	(528,680)	(187,005)
Net increase/(decrease) in shares	(458,179)	251,163

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
FINANCIAL HIGHLIGHTS

The Table below sets forth financial data for one share of beneficial interest throughout each year presented

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	March 31, 2017	March 31, 2016		March 31, 2015		March 31, 2014	March 31, 2013
Net asset value, beginning of year	$9.24	$11.55		$10.91		$10.41	$10.70
Income from investment operations:
Net investment income/(loss) (1)	0.11 (2)	(0.06	) (2)	(0.01	) (2)	0.15 (2)	0.23
Investment restriction violation	—	—		—		—	0.04	(3)
Net realized and unrealized gain/(loss) on investments	0.85	(1.21)		1.32		0.58	(0.37)
Total from investment operations	0.96	(1.27)		1.31		0.73	(0.10)
Less distributions:
From net investment income	—	—		(0.03)		(0.23)	(0.19)
From net realized gain	—	(1.04)		(0.64)		—	—
Total distributions	—	(1.04)		(0.67)		(0.23)	(0.19)
Net asset value, end of year	$10.20	$9.24		$11.55		$10.91	$10.41
Total return (4)	10.39%	(11.68)%		11.75%		7.03%	(0.83	)% (3)
Ratios/supplemental data:
Net assets, at end of year (000s)	$29,464	$30,916		$35,753		$33,182	$34,041
Ratio of expenses to average net assets (5):
Before expense waiver	2.14%	2.08%		2.06%		2.06%	2.30%
After expense waiver	1.75%	1.75%		1.75%		1.75%	2.18	% (6)
Ratio of net investment income/(loss) to average net assets (1,5):
Before expense waiver	0.70%	(0.88)%		(0.36)%		1.08%	2.13%
After expense waiver	1.10%	(0.55)%		(0.05)%		1.40%	2.25%
Portfolio Turnover Rate	101.03%	332.00%		362.20%		303.65%	277.07%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Includes increase from payments made by the Advisor and net gain realized of 0.39% related to the disposal of securities held in violation of investment restrictions. Without these transactions, total return would have been (1.22)%.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Does not include expenses of investment companies in which the Fund invests.

(6)	Effective December 30, 2012, the expense cap was contractually reduced from 2.50% to 1.75%.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Notes to Financial Statements
at March 31, 2017

NOTE 1 – ORGANIZATION

The Teberg Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Fund began operations on April 1, 2002 as a series of the Advisors Series Trust and reorganized into the Trust on December 13, 2013. The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

A.	Security Valuation: Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

B.	Federal Income Taxes: It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

The Teberg Fund
Notes to Financial Statements
at March 31, 2017 continued

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2014 to March 31, 2016, or expected to be taken in the Fund’s March 31, 2017 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

D.	Distributions to Shareholders: Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund.

E.	Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

F.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

G.	Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

The Teberg Fund
Notes to Financial Statements
at March 31, 2017 continued

H.	Exchange-Traded Funds: The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

NOTE 3 – SECURITIES VALUATION

Fair Valuation Process: As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The Teberg Fund
Notes to Financial Statements
at March 31, 2017 continued

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2017 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$1,499,100	$—	$—	$1,499,100
Equity Funds	1,125,773	—	—	1,125,773
Exchange Traded Funds	16,815,627	—	—	16,815,627
Fixed Income Funds	9,760,519	—	—	9,760,519
Money Market Funds	273,398	—	—	273,398
Total	$29,474,417	$—	$—	$29,474,417

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of any level at the end of the reporting period.

*	Please refer to the Fund’s Schedule of Investments for additional detail.

NOTE 4 – INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

First Associated Investment Advisors, Inc. (the “Advisor”) serves as investment advisor to the Fund. Subject to the authority of the Board, the Advisor is responsible for the Fund’s investment portfolio. Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. For the year ended March 31, 2017, the Advisor earned advisory fees of $371,079.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed at least until July 31, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total operating expenses incurred by the Fund (exclusive of any front-end contingent or deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.75% of the Fund’s daily average net assets (the “expense limitation”). For the year ended March 31, 2017, the Advisor waived $116,517 in fees under the waiver agreement.

The Teberg Fund
Notes to Financial Statements
at March 31, 2017 continued

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the lessor of the expense limitation then in place or in place at time of waiver, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Fund’s Operating Expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of March 31, 2017, the total amount of expense reimbursement subject to recapture amounted to $334,958, of which $108,299 will expire on March 31, 2018, $110,142 will expire on March 31, 2019 and $116,517 will expire on March 31, 2020.

Distributor - The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. Pursuant to the Plan, $74,216 in distribution fees were incurred during the year ended March 31, 2017.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Additionally, Polar Investment Counsel, Inc., an affiliate of the Advisor, executed portfolio trades on behalf of the Fund for which it received $3,603 in trade commissions during the year ended March 31, 2017.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended March 31, 2017, amounted to $33,130,627 and $22,897,081, respectively.

The Teberg Fund
Notes to Financial Statements
at March 31, 2017 continued

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions for the fiscal year ended March 31, 2017. The tax character of distributions for the year ended March 31, 2016 were as follows:

Fiscal Year Ended
March 31, 2016
Ordinary Income	$3,044,896
Long-Term Capital Gain	92,643
$3,137,539

As of March 31, 2017, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$275,698	$—	$—	$(3,868,762)	$—	$3,275,417	$(317,647)

At March 31, 2017, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$3,868,762	$—	$3,868,762

NOTE 7 – NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

NOTE 8 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there were no events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust III and

Shareholders of

The Teberg Fund

We have audited the accompanying statement of assets and liabilities of The Teberg Fund, a series of Northern Lights Fund Trust III (the “Trust”), including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Teberg Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 23, 2017

The Teberg Fund
Supplemental Information
at March 31, 2017 (Unaudited)

Renewal of Advisory Agreement – The Teberg Fund*

In connection with a meeting held on November 29th and 30th, 2016, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between The First Associated Investment Advisors Inc. (the “Adviser”) and the Trust, with respect to the Teberg Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Fund and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Quality and Extent of Services.

The Board noted that the Adviser was founded in 1988 and remains a trusted, highly-respected investment firm in its local area. The Board noted Adviser’s $30 million in assets under management. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund and noted that the team was comprised of financial industry veterans. The Board noted that the Adviser subscribed to and utilized multiple third party research and analysis services to provide economic and market signals and directional indicators that the adviser combined with its own theories and research of historical market patterns to identify investment entry and exit points. The Board remarked on the Adviser’s conservative approach to risk management, demonstrated by the Fund’s sector diversification and the use of cash or cash equivalents to preserve capital during uncertain market conditions. The Board observed that the Adviser monitored compliance with the Fund’s investment limitations using multiple tools. The Board noted that the Adviser had hired a compliance consultant earlier in the year to review and update its compliance policies and procedures and also hired a vendor for information technology services to analyze and improve the firm’s cyber security. The Board was satisfied that FAI conducted regular and appropriate assessments of its broker-dealer selection. The Board noted that the SEC conducted an examination of the Adviser in June 2016, but results had not yet been provided by the SEC staff. The Adviser reported no material compliance or litigation issues other than the SEC examination since the previous Advisory Agreement approval. The Board concluded that the Adviser should continue to provide quality service to the Fund and its shareholders.

Performance.

The Board reviewed performance of the Fund, noting that over the one-year period, the Fund significantly underperformed its benchmark, the S&P 500 Index, its peer group and the Morningstar Tactical Allocation category. Nevertheless, the Board acknowledged that the Fund’s performance over the three-year, five-year and ten-year periods were more in line when compared to the peer group and Morningstar category averages often outperforming the peer group and the Morningstar category. The Board noted that while the Fund had underperformed the S&P 500 Index in all periods, this was not unexpected due to the Fund’s capital protection approach. The Board accepted the Adviser’s explanation that the recent underperformance was due to the market’s same-day volatility, which triggered the execution of stop-loss orders, and the market rebounded before the Adviser could re-enter the market. The Board agreed with the Adviser that the Fund’s performance over the one-year period was uncharacteristic based on the Fund’s longer term performance. The Board concluded that although recent performance was disappointing, the Adviser had demonstrated positive returns overall, and therefore, performance was acceptable.

The Teberg Fund
Supplemental Information (Unaudited)
at March 31, 2017 continued

Fees and Expenses.

The Board noted that the advisory fee before waiver was 1.25%, which was higher than both the peer group and Morningstar category, but within the Morningstar range and at the high end of the peer group range. The Board further noted that the Fund’s net expense ratio of 2.33% was higher than each of the averages for its peer group and its Morningstar category, but well within the range of both. The Board acknowledged that many of the funds in the Morningstar category were from large fund complexes that may have benefited from economies of scale. After further discussion, the Board agreed that the advisory fee was not unreasonable.

Economies of Scale.

The Board discussed the size of the Fund and its prospects for growth, concluding that it had not yet achieved meaningful economies justifying breakpoints. They discussed that the Adviser continued to waive a significant portion of its fee under the current expense limitation agreement. The Board discussed the Fund’s loss of assets and concluded that breakpoints was not warranted at that time. The Board agreed to monitor and address the issue at the appropriate time.

Profitability.

The Board reviewed a profitability analysis in connection with Adviser’s advisory relationship with the Fund, noting that the Adviser realized a very modest profit both in terms of dollar amount and percentage of revenue. The Board concluded that it was satisfied that Adviser’s profitability level associated with its relationship with the Fund was not excessive.

Conclusion.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable and that the renewal of the Advisory Agreement was in the best interests of the shareholders of the Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Teberg Fund
Supplemental Information (Unaudited)
at March 31, 2017 continued

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (Since September 1975 to September 2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Member of the AICPA Auditing Standards Board, AICPA (2008-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of March 31, 2017, the Trust was comprised of [35] active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

3/31/17- NLFT III-v3

The Teberg Fund
Supplemental Information (Unaudited)
at March 31, 2017, continued

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Brian Curley* 80 Arkay Drive, Hauppauge, NY 11788 1970	President**/ Treasurer	February 2017 and 2013, respectively, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 - 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 - 2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	November 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014 - 2017), Staff Attorney, Gemini Fund Services, LLC (2013 - 2014), Law Clerk, Gemini Fund Services, LLC (2009 - 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006 - 2008).
William Kimme 17605 Wright Street, Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009 - 2011); Assistant Director, FINRA (2000 - 2009).

*	Mr. Curley was elected President of the Trust, effective February 24, 2017.

**	Mr. Ash resigned from his position as President of the Trust effective February 24, 2017

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-209-1964.

3/31/17- NLFT III-v3

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share.
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-209-1964 or by referring to the Securites and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-209-1964.

INVESTMENT ADVISOR
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, Minnesota 55811

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant's board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 – $12,500

2016 – $12,500

2017 – $12,850

(b)	Audit-Related Fees

2015 – None

2016 – None

2017 – None

(c)	Tax Fees

2015 – $2,500

2016 – $2,500

2017 – $2,600

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 – None

2016 – None

2017 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2016	2017
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $2,500

2016 - $2,500

2017 - $2,600

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer

Date 6/2/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer

Date 6/2/2017

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer

Date 6/2/2017